Exhibit 32.1

Certification of Principal Executive Officer Pursuant to

18 U.S.C. Section 1350

I, Guy M. Arnold, as President of Dividend Capital Total Realty Trust Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2009

/s/ GUY M. ARNOLD
Name:	Guy M. Arnold
Title:	President